Quarterly Holdings Report
for
Fidelity® Global Credit Fund
March 31, 2022
GLB-NPRT1-0522
1.939066.109
Nonconvertible Bonds - 69.2%
		Principal Amount (a)	Value ($)
Australia - 2.7%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	150,000	154,944
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	700,000	709,645
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	700,000	822,879
6.75% 12/2/44 (Reg. S) (b)		1,475,000	1,543,219
TOTAL AUSTRALIA			3,230,687
Bailiwick of Guernsey - 0.3%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	300,000	308,155
Bailiwick of Jersey - 1.4%
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	1,400,000	1,720,381
Canada - 0.8%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (c)		78,000	74,410
Cenovus Energy, Inc.:
2.65% 1/15/32		48,000	43,473
4.25% 4/15/27		864,000	891,534
TOTAL CANADA			1,009,417
Cayman Islands - 0.9%
Alibaba Group Holding Ltd. 2.125% 2/9/31		200,000	173,740
Avolon Holdings Funding Ltd.:
4.25% 4/15/26 (c)		545,000	537,454
4.375% 5/1/26 (c)		37,000	36,501
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	234,000	291,692
TOTAL CAYMAN ISLANDS			1,039,387
Czech Republic - 0.1%
CEZ A/S 2.375% 4/6/27 (Reg. S)	EUR	150,000	165,959
Denmark - 0.5%
Danske Bank A/S 2.25% 1/14/28 (Reg. S) (b)	GBP	490,000	616,302
France - 6.2%
Accor SA 2.375% 11/29/28 (Reg. S)	EUR	300,000	318,110
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		243,000	216,189
2.5% 3/31/32 (Reg. S) (b)	EUR	1,000,000	1,109,310
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	800,000	829,334
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	400,000	487,892
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	300,000	302,527
Iliad SA:
0.75% 2/11/24 (Reg. S)	EUR	1,700,000	1,817,624
1.5% 10/14/24 (Reg. S)	EUR	200,000	214,590
1.875% 2/11/28 (Reg. S)	EUR	200,000	198,055
Lagardere S.C.A. 2.125% 10/16/26 (Reg. S)	EUR	1,000,000	1,085,820
Societe Generale 4.75% 11/24/25 (c)		400,000	403,393
Valeo SA 1% 8/3/28 (Reg. S)	EUR	400,000	384,800
TOTAL FRANCE			7,367,644
Germany - 3.0%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	550,000	516,247
Bayer AG:
3.125% 11/12/79 (Reg. S) (b)	EUR	700,000	735,827
3.75% 7/1/74 (Reg. S) (b)	EUR	550,000	616,043
Deutsche Bank AG 4% 6/24/32 (Reg. S) (b)	EUR	900,000	996,660
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	500,000	476,362
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	300,000	298,545
TOTAL GERMANY			3,639,684
Greece - 0.3%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	300,000	303,906
Hong Kong - 0.2%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	300,000	300,513
Ireland - 6.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/30/32		150,000	135,219
6.5% 7/15/25		150,000	158,840
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	800,000	864,818
2.25% 4/4/28 (Reg. S) (b)	EUR	1,300,000	1,442,514
2.875% 5/30/31 (Reg. S) (b)	EUR	250,000	273,013
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	800,000	821,291
2.029% 9/30/27 (b)(c)		1,000,000	905,670
2.375% 10/14/29 (Reg. S) (b)	EUR	500,000	547,528
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		1,445,000	1,437,081
GE Capital International Funding Co. 4.418% 11/15/35		217,000	233,012
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		650,000	586,872
TOTAL IRELAND			7,405,858
Italy - 2.7%
Aeroporti di Roma SPA:
1.625% 2/2/29 (Reg. S)	EUR	200,000	209,678
1.75% 7/30/31 (Reg. S)	EUR	200,000	202,500
Autostrade per L'italia SpA 2.25% 1/25/32 (Reg. S)	EUR	750,000	778,886
Enel SpA 3.375% (Reg. S) (b)(d)	EUR	690,000	774,735
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	700,000	729,551
5.861% 6/19/32 (b)(c)		600,000	589,499
TOTAL ITALY			3,284,849
Luxembourg - 3.5%
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	2,200,000	2,015,096
2.25% 4/27/27 (Reg. S)	EUR	200,000	180,872
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	700,000	699,508
1.75% 3/12/29 (Reg. S)	EUR	400,000	413,575
2.625% 10/20/28 (Reg. S)	GBP	250,000	306,574
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	550,000	541,747
TOTAL LUXEMBOURG			4,157,372
Mexico - 1.8%
Petroleos Mexicanos 6.5% 3/13/27		2,075,000	2,099,381
Netherlands - 3.6%
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		649,000	669,859
5.75% 8/15/50 (Reg. S) (b)		1,250,000	1,283,125
Deutsche Annington Finance BV 5% 10/2/23 (c)		314,000	320,678
GSK Consumer Healthcare Capital 2.125% 3/29/34 (Reg. S)	EUR	500,000	560,791
JDE Peet's BV 2.25% 9/24/31 (c)		162,000	140,846
Technip Energies NV 1.125% 5/28/28	EUR	600,000	588,572
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	500,000	509,461
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	200,000	207,546
TOTAL NETHERLANDS			4,280,878
Portugal - 0.3%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S) (e)(f)	EUR	200,000	32,081
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	300,000	337,195
TOTAL PORTUGAL			369,276
Spain - 0.8%
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	900,000	902,389
Sweden - 1.0%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (b)	EUR	251,000	285,305
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	500,000	520,214
Samhallsbyggnadsbolaget I Norden AB:
1% 8/12/27 (Reg. S)	EUR	250,000	241,309
1.75% 1/14/25 (Reg. S)	EUR	200,000	213,489
TOTAL SWEDEN			1,260,317
Switzerland - 1.0%
Credit Suisse Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	500,000	598,150
4.194% 4/1/31 (b)(c)		250,000	246,628
4.282% 1/9/28 (c)		323,000	322,634
TOTAL SWITZERLAND			1,167,412
United Kingdom - 14.1%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	213,684
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	1,250,000	1,481,249
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		1,315,000	1,286,233
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	930,000	1,213,353
John Lewis PLC 6.125% 1/21/25	GBP	986,000	1,373,842
Lloyds Banking Group PLC 1.985% 12/15/31 (b)	GBP	400,000	489,506
M&G PLC:
5.625% 10/20/51 (Reg. S) (b)	GBP	100,000	143,333
6.5% 10/20/48 (Reg. S) (b)		550,000	598,736
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	500,000	642,661
4.5% 7/10/27 (Reg. S)	GBP	250,000	321,559
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	700,000	856,280
3.619% 3/29/29 (Reg. S) (b)	GBP	600,000	797,478
3.622% 8/14/30 (Reg. S) (b)	GBP	200,000	262,027
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	1,050,000	1,084,609
Prudential PLC 2.95% 11/3/33 (Reg. S) (b)		1,500,000	1,380,375
Rolls-Royce PLC 3.375% 6/18/26	GBP	590,000	730,488
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	450,000	519,286
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	300,000	390,154
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	210,000	218,687
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (b)	GBP	400,000	543,134
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	200,000	265,273
6.25% 10/3/78 (Reg. S) (b)		650,000	667,875
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	250,000	310,847
3.375% 10/16/25 (Reg. S)	GBP	850,000	1,120,488
TOTAL UNITED KINGDOM			16,911,157
United States of America - 17.8%
Air Lease Corp.:
2.875% 1/15/26		390,000	376,418
3.125% 12/1/30		275,000	254,243
American Airlines, Inc. equipment trust certificate 3.75% 4/15/27		145,455	133,693
Ares Capital Corp.:
2.15% 7/15/26		300,000	271,121
3.25% 7/15/25		375,000	363,775
4.25% 3/1/25		650,000	649,670
Broadcom, Inc.:
1.95% 2/15/28 (c)		28,000	25,230
2.45% 2/15/31 (c)		274,000	244,429
2.6% 2/15/33 (c)		243,000	210,964
Centene Corp.:
4.25% 12/15/27		570,000	572,138
4.625% 12/15/29		405,000	408,276
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.2% 3/15/28		500,000	505,255
Cleco Corporate Holdings LLC 3.375% 9/15/29		1,000,000	955,696
DCP Midstream Operating LP 5.375% 7/15/25		900,000	927,999
Dell International LLC/EMC Corp. 5.3% 10/1/29		275,000	299,544
Elanco Animal Health, Inc. 6.4% 8/28/28 (b)		350,000	375,382
Energy Transfer LP 4% 10/1/27		900,000	905,789
Equitable Holdings, Inc. 4.35% 4/20/28		800,000	817,150
HCA Holdings, Inc. 4.5% 2/15/27		500,000	516,423
Hudson Pacific Properties LP 3.95% 11/1/27		700,000	702,787
JPMorgan Chase & Co. 2.956% 5/13/31 (b)		63,000	58,949
Level 3 Financing, Inc. 3.4% 3/1/27 (c)		500,000	471,250
Michael Kors U.S.A., Inc. 4.5% 11/1/24 (c)		212,000	212,530
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	250,000	311,167
3.5% 3/15/31		385,000	357,554
NextEra Energy Partners LP 4.25% 9/15/24 (c)		50,000	50,375
Omega Healthcare Investors, Inc. 4.75% 1/15/28		900,000	915,307
Phillips 66 Partners LP 3.15% 12/15/29		500,000	482,245
Puget Energy, Inc. 4.1% 6/15/30		750,000	748,565
Realty Income Corp. 2.85% 12/15/32		15,000	14,171
Sabra Health Care LP 3.2% 12/1/31		135,000	120,473
SITE Centers Corp. 4.7% 6/1/27		550,000	569,273
Southern Co. 1.875% 9/15/81 (b)	EUR	1,100,000	1,083,600
Store Capital Corp. 2.75% 11/18/30		31,000	28,051
T-Mobile U.S.A., Inc. 2.4% 3/15/29 (c)		115,000	105,307
The AES Corp. 2.45% 1/15/31		715,000	639,392
The Boeing Co.:
5.04% 5/1/27		650,000	684,458
5.15% 5/1/30		450,000	479,906
The Walt Disney Co. 4.7% 3/23/50		150,000	173,960
Time Warner Cable LLC 5.875% 11/15/40		400,000	429,884
Toll Brothers Finance Corp. 4.875% 3/15/27		650,000	671,562
Universal Health Services, Inc. 2.65% 10/15/30 (c)		1,000,000	907,813
Verizon Communications, Inc. 3.7% 3/22/61		250,000	231,569
Vontier Corp. 2.4% 4/1/28		1,000,000	879,200
Vornado Realty LP 3.4% 6/1/31		114,000	107,226
Western Gas Partners LP 4.55% 2/1/30		376,000	374,120
Zions Bancorp NA 3.25% 10/29/29		750,000	716,726
TOTAL UNITED STATES OF AMERICA			21,340,615
TOTAL NONCONVERTIBLE BONDS (Cost $90,519,972)			82,881,539

U.S. Government and Government Agency Obligations - 1.4%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 1.4%
U.S. Treasury Notes 1.5% 2/29/24 (g)(h) (Cost $1,745,225)	1,750,000	1,724,502

Foreign Government and Government Agency Obligations - 0.5%
		Principal Amount (a)	Value ($)
Germany - 0.5%
German Federal Republic 0% 5/15/35 (Reg. S) (Cost $733,165)	EUR	600,000	611,506

Preferred Securities - 24.2%
		Principal Amount (a)	Value ($)
Australia - 0.9%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (b)(d)		600,000	591,162
5.875% (b)(c)(d)		505,000	516,994
TOTAL AUSTRALIA			1,108,156
Canada - 0.6%
Bank of Nova Scotia:
4.65% (b)(d)		450,000	434,363
4.9% (b)(d)		250,000	250,000
TOTAL CANADA			684,363
Finland - 0.3%
Citycon Oyj 4.496% (Reg. S) (b)(d)	EUR	350,000	360,084
France - 3.5%
BNP Paribas SA 6.625% (Reg. S) (b)(d)		450,000	463,118
Danone SA 1.75% (Reg. S) (b)(d)	EUR	600,000	667,314
EDF SA 5.25% (Reg. S) (b)(d)		1,950,000	1,937,813
Societe Generale 7.875% (Reg. S) (b)(d)		200,000	209,000
Veolia Environnement SA 2% (Reg. S) (b)(d)	EUR	900,000	918,404
TOTAL FRANCE			4,195,649
Germany - 1.3%
Bayer AG 2.375% 11/12/79 (Reg. S) (b)	EUR	1,500,000	1,601,297
Ireland - 0.4%
AIB Group PLC 6.25% (Reg. S) (b)(d)	EUR	450,000	514,614
Italy - 0.3%
Enel SpA 2.5% (Reg. S) (b)(d)	EUR	300,000	336,438
Luxembourg - 3.3%
Aroundtown SA 3.375% (Reg. S) (b)(d)	EUR	1,600,000	1,736,813
CPI Property Group SA 3.75% (Reg. S) (b)(d)	EUR	850,000	785,161
Grand City Properties SA 1.5% (Reg. S) (b)(d)	EUR	1,400,000	1,372,704
TOTAL LUXEMBOURG			3,894,678
Netherlands - 6.3%
AerCap Holdings NV 5.875% 10/10/79 (b)		650,000	624,000
AT Securities BV 5.25% (Reg. S) (b)(d)		500,000	493,275
Stichting AK Rabobank Certificaten NETHERLANDS GOV 10YR BOND INDX + 1.500% 6.5% 12/31/99 (b)(d)(i)	EUR	341,400	439,990
Telefonica Europe BV:
2.625% (Reg. S) (b)(d)	EUR	600,000	668,728
3.875% (Reg. S) (b)(d)	EUR	500,000	557,965
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(d)	EUR	200,000	224,184
3.748% (b)(d)	EUR	300,000	330,566
3.875% (Reg. S) (b)(d)	EUR	1,500,000	1,632,410
4.625% (Reg. S) (b)(d)	EUR	2,250,000	2,601,069
TOTAL NETHERLANDS			7,572,187
Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(d)	EUR	400,000	456,881
Sweden - 1.3%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(d)	EUR	900,000	939,103
3.625% (Reg. S) (b)(d)	EUR	150,000	149,344
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(d)	EUR	450,000	422,924
TOTAL SWEDEN			1,511,371
Switzerland - 1.9%
Credit Suisse Group AG 7.5% (Reg. S) (b)(d)		2,000,000	2,067,500
UBS Group AG 7% (Reg. S) (b)(d)		200,000	211,792
TOTAL SWITZERLAND			2,279,292
United Kingdom - 3.7%
Barclays PLC:
5.875% (Reg. S) (b)(d)	GBP	250,000	329,234
7.125% (b)(d)	GBP	200,000	276,195
British American Tobacco PLC 3% (Reg. S) (b)(d)	EUR	2,100,000	2,108,236
HSBC Holdings PLC 6.375% (b)(d)		900,000	931,203
National Express Group PLC 4.25% (Reg. S) (b)(d)	GBP	200,000	256,490
SSE PLC 3.74% (Reg. S) (b)(d)	GBP	400,000	506,412
TOTAL UNITED KINGDOM			4,407,770
TOTAL PREFERRED SECURITIES (Cost $31,784,948)			28,922,780

Money Market Funds - 2.9%
	Shares	Value ($)
Fidelity Cash Central Fund 0.31% (j)	1,941,190	1,941,578
Fidelity Securities Lending Cash Central Fund 0.31% (j)(k)	1,493,126	1,493,275
TOTAL MONEY MARKET FUNDS (Cost $3,434,853)		3,434,853

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.1%
Option with an exercise rate of 4.0% on a credit default swap with Barclays Bank PLC to buy protection on the 5-Year iTraxx Europe Crossover Series 36 Index expiring December 2026, paying 5% quarterly.	6/15/22	EUR	2,800,000	22,628
Option with an exercise rate of 4.0% on a credit default swap with JPMorgan Chase Bank N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 37 Index expiring December 2026, paying 5% quarterly.	6/15/22	EUR	2,100,000	23,143
Option with an exercise rate of 4.5% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 36 Index expiring December 2026, paying 5% quarterly.	6/15/22	EUR	5,700,000	33,705

TOTAL PURCHASED SWAPTIONS (Cost $259,131)				79,476
TOTAL INVESTMENT IN SECURITIES - 98.3% (Cost $128,477,294)	117,654,656
NET OTHER ASSETS (LIABILITIES) - 1.7% (l)	2,014,790
NET ASSETS - 100.0%	119,669,446

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	5	Jun 2022	474,209	(20,921)	(20,921)
Eurex Euro-Bund Contracts (Germany)	16	Jun 2022	2,808,282	(72,843)	(72,843)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	10	Jun 2022	2,059,838	(158,824)	(158,824)
TME 10 Year Canadian Note Contracts (Canada)	24	Jun 2022	2,506,451	(107,336)	(107,336)

TOTAL BOND INDEX CONTRACTS					(359,924)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	63	Jun 2022	13,351,078	(158,251)	(158,251)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	15	Jun 2022	1,720,313	(8,626)	(8,626)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	48	Jun 2022	7,203,000	(219,712)	(219,712)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	26	Jun 2022	3,522,188	(114,244)	(114,244)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	69	Jun 2022	12,221,625	(458,032)	(458,032)

TOTAL TREASURY CONTRACTS					(958,865)

TOTAL PURCHASED					(1,318,789)

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	86	Jun 2022	12,259,418	275,692	275,692
ICE Long Gilt Contracts (United Kingdom)	27	Jun 2022	4,299,852	41,316	41,316

TOTAL SOLD					317,008

TOTAL FUTURES CONTRACTS					(1,001,781)
The notional amount of futures purchased as a percentage of Net Assets is 38.2%
The notional amount of futures sold as a percentage of Net Assets is 13.8%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	710,000	USD	789,307	BNP Paribas	4/04/22	(3,870)
USD	12,201,000	EUR	10,750,774	JPMorgan Chase Bank, N.A.	4/14/22	304,451
CAD	162,000	USD	129,664	Goldman Sachs Bank USA	5/12/22	(99)
CAD	60,000	USD	47,000	JPMorgan Chase Bank, N.A.	5/12/22	987
EUR	225,000	USD	254,030	BNP Paribas	5/12/22	(4,813)
EUR	695,000	USD	782,813	BNP Paribas	5/12/22	(13,010)
EUR	82,000	USD	89,300	BNP Paribas	5/12/22	1,526
EUR	150,000	USD	164,119	BNP Paribas	5/12/22	2,026
EUR	154,000	USD	169,890	Royal Bank Of Canada	5/12/22	685
GBP	127,000	USD	170,421	Goldman Sachs Bank USA	5/12/22	(3,624)
GBP	73,000	USD	95,828	Goldman Sachs Bank USA	5/12/22	47
GBP	65,000	USD	86,099	HSBC Bank USA	5/12/22	(730)
GBP	52,000	USD	68,451	JPMorgan Chase Bank, N.A.	5/12/22	(156)
GBP	52,000	USD	68,163	State Street Bank And Trust Co	5/12/22	132
USD	45,297	CAD	57,000	HSBC Bank USA	5/12/22	(291)
USD	57,872	CAD	74,000	JPMorgan Chase Bank, N.A.	5/12/22	(1,312)
USD	10,316	CAD	13,000	JPMorgan Chase Bank, N.A.	5/12/22	(82)
USD	83,912	CAD	107,000	Royal Bank Of Canada	5/12/22	(1,665)
USD	29,648	CAD	38,000	State Street Bank And Trust Co	5/12/22	(744)
USD	298,310	EUR	268,000	BNP Paribas	5/12/22	1,465
USD	51,246	EUR	45,000	BNP Paribas	5/12/22	1,403
USD	73,270	EUR	66,000	BNP Paribas	5/12/22	166
USD	110,201	EUR	99,000	BNP Paribas	5/12/22	545
USD	145,876	EUR	132,000	Citibank NA	5/12/22	(331)
USD	36,001,991	EUR	31,613,000	JPMorgan Chase Bank, N.A.	5/12/22	986,471
USD	78,258	EUR	69,000	JPMorgan Chase Bank, N.A.	5/12/22	1,832
USD	307,151	EUR	275,000	JPMorgan Chase Bank, N.A.	5/12/22	2,552
USD	134,559	EUR	121,000	JPMorgan Chase Bank, N.A.	5/12/22	536
USD	107,541	EUR	98,000	JPMorgan Chase Bank, N.A.	5/12/22	(1,007)
USD	273,712	EUR	249,000	JPMorgan Chase Bank, N.A.	5/12/22	(2,087)
USD	586,707	EUR	533,000	JPMorgan Chase Bank, N.A.	5/12/22	(3,660)
USD	1,038,092	EUR	934,000	JPMorgan Chase Bank, N.A.	5/12/22	3,566
USD	64,238	EUR	58,000	Royal Bank Of Canada	5/12/22	(4)
USD	219,302	EUR	199,000	State Street Bank And Trust Co	5/12/22	(1,116)
USD	870,310	EUR	789,000	State Street Bank And Trust Co	5/12/22	(3,610)
USD	55,689	GBP	41,000	Bank Of America NA	5/12/22	1,842
USD	18,090,829	GBP	13,371,000	Goldman Sachs Bank USA	5/12/22	529,872
USD	122,876	GBP	92,000	State Street Bank And Trust Co	5/12/22	2,046
USD	770,272	GBP	584,000	State Street Bank And Trust Co	5/12/22	3,269

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						1,803,208

Unrealized Appreciation						1,845,419
Unrealized Depreciation						(42,211)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Dec 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	1,100,000	(8,312)	26,774	18,462
Shell International Finance BV	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	1,100,000	(37,852)	38,027	175

TOTAL CREDIT DEFAULT SWAPS							(46,164)	64,801	18,637

(1)Notional amount is stated in U.S. Dollars unless otherwise noted

Currency Abbreviations
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,825,027 or 6.5% of net assets.

(d)	Security is perpetual in nature with no stated maturity date.
(e)	Non-income producing - Security is in default.
(f)	Level 3 security
(g)	Security or a portion of the security is on loan at period end.
(h)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $240,444.
(i)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.
(l)	Includes $745,921 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.31%	6,830,253	13,125,002	18,013,677	2,083	-	-	1,941,578	0.0%
Fidelity Securities Lending Cash Central Fund 0.31%	-	1,508,115	14,840	862	-	-	1,493,275	0.0%
Total	6,830,253	14,633,117	18,028,517	2,945	-	-	3,434,853

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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